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                                                                  Exhibit 10.6.1


                              CONDOR SYSTEMS, INC.

                           DEFERRED COMPENSATION PLAN
                                 FOR MANAGEMENT





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                                TABLE OF CONTENTS

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ARTICLE I         PURPOSE AND EFFECTIVE DATE.................................1

        1.01   Title.........................................................1

        1.02   Purpose.......................................................1

        1.03   Effective Date................................................1

ARTICLE II        DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT..........1

        2.01   Annual Deferral Amount........................................1

        2.02   Beneficiary...................................................1

        2.03   Board.........................................................1

        2.04   Code..........................................................1

        2.05   Committee.....................................................1

        2.06   Company.......................................................1

        2.07   Compensation..................................................1

        2.08   Crediting Rate................................................1

        2.09   Deferral Account Balance......................................1

        2.10   Deferred Compensation.........................................2

        2.11   Disabled......................................................2

        2.12   Election Date.................................................2

        2.13   Election Form.................................................2

        2.14   Employee......................................................2

        2.15   Participant...................................................2

        2.16   Plan..........................................................2

        2.17   Plan Year.....................................................2

        2.18   Salary........................................................2

        2.19   Termination of Employment.....................................2

        2.20   Unforeseeable Financial Emergency.............................2

        2.21   Valuation Date................................................3

        2.22   Gender and Number.............................................3

        2.23   Titles........................................................3

ARTICLE III       ELIGIBILITY AND PARTICIPATION..............................3

        3.01   Eligibility...................................................3

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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        3.02   Participation.................................................3

ARTICLE IV        PARTICIPANT DEFERRALS OF COMPENSATION......................3

        4.01   Deferred Compensation.........................................3

        4.02   Duration of Election Form.....................................3

        4.03   Election to Modify or Terminate Future Contributions..........3

        4.04   Vesting.......................................................4

ARTICLE V         DEFERRAL ACCOUNT AND CREDITING RATE........................4

        5.01   Deferral Account..............................................4

        5.02   Interest......................................................4

        5.03   Interest Credits..............................................4

ARTICLE VI        DISTRIBUTION...............................................4

        6.01   Distribution of Deferral Account Balance......................4

        6.02   Form of Distribution..........................................4

        6.03   Timing of Distribution........................................4

        6.04   Death Prior to Commencement of Benefit Payments...............4

        6.05   Death of a Participant Subsequent to Commencement of Benefit
                   Payments..................................................5

ARTICLE VII       UNFORESEEABLE FINANCIAL EMERGENCY..........................5

        7.01   Unforeseeable Financial Emergency.............................5

ARTICLE VIII      BENEFICIARY................................................5

        8.01   Beneficiary Designation.......................................5

        8.02   Proper Beneficiary............................................5

        8.03   Minor or Incompetent Beneficiary..............................5

        8.04   No Beneficiary Designation....................................5

ARTICLE IX        ADMINISTRATION OF THE PLAN.................................6

        9.01   Majority Vote.................................................6

        9.02   Finality of Determination.....................................6

        9.03   Certificates and Reports......................................6

        9.04   Indemnification and Exculpation...............................6

        9.05   Expenses......................................................6

        9.06   FICA and Other Taxes..........................................6

ARTICLE X         CLAIMS PROCEDURE...........................................7

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        10.01  Written Claim.................................................7

        10.02  Denied Claim..................................................7

        10.03  Review Procedure..............................................7

        10.04  Committee Review..............................................7

ARTICLE XI        NATURE OF COMPANY'S OBLIGATION.............................7

        11.01  Company's Obligation..........................................7

        11.02  Creditor Status...............................................7

ARTICLE XII       MISCELLANEOUS..............................................8

        12.01  Written Notice................................................8

        12.02  Change of Address.............................................8

        12.03  Merger, Consolidation or Acquisition..........................8

        12.04  Amendment and Termination.....................................8

        12.05  Employment....................................................8

        12.06  Non-transferability...........................................8

        12.07  Legal Fees....................................................8

        12.08  Tax Withholding...............................................8

        12.09  Acceleration of Payment.......................................8

        12.10  Applicable Law................................................9

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                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

        1.01 TITLE. This Plan shall be known as Condor Systems, Inc. Deferred Compensation Plan for Management (hereinafter referred to as the "Plan").

        1.02 PURPOSE. The purpose of the Plan is to permit certain members of management or highly compensated Employees to defer pre-tax Compensation. The Plan constitutes an unfunded "top hat" arrangement under Title I of ERISA as well as for income tax purposes.

        1.03 EFFECTIVE DATE. The effective date of this Plan shall be November 13, 2000.

                                   ARTICLE II

                DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT

        2.01 ANNUAL DEFERRAL AMOUNT. "Annual Deferral Amount" shall mean that portion of a Participant's Compensation to be paid during a Plan Year that a Participant elects to have and is deferred for any one Plan Year. In the event of a Participant's Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount deferred and withheld prior to such event.

        2.02 BENEFICIARY. "Beneficiary" shall mean the person or persons designated, pursuant to Section 8.01, by the Participant to receive such payments as may become payable hereunder after the death of said Participant.

        2.03 BOARD.  "Board" shall mean the Board of Directors of the Company.

        2.04 CODE. "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

        2.05 COMMITTEE. "Committee" shall mean the Committee designated by the Board of Directors to administer the Plan.

        2.06 COMPANY. "Company" shall mean Condor Systems, Inc. and any subsidiary or affiliated companies that adopt the Plan, with the Company's approval, for its Employees.

        2.07 COMPENSATION. "Compensation" shall mean a Participant's Salary and bonuses without regard to any deferrals or Salary reductions.

        2.08 CREDITING RATE. "Crediting Rate" shall mean an interest rate determined and announced by the Committee the first day of each calendar quarter.

        2.09 DEFERRAL ACCOUNT BALANCE. "Deferral Account Balance" shall mean with respect to a Participant the sum of (i) his or her Deferred Compensation, plus (ii) interest credited in accordance with Article V of this Plan, less
(iii) all distributions. This account shall be a

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bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant pursuant to this Plan.

        2.10 DEFERRED COMPENSATION. "Deferred Compensation" shall mean the sum of all of a Participant's Annual Deferral Amounts.

        2.11 DISABLED. "Disabled" shall mean Total and Permanent Disability of a Participant under the terms of the long-term disability plan of the Company, or, in the absence of a long-term disability plan, as determined by the Board, in its sole discretion.

        2.12 ELECTION DATE. "Election Date" shall mean the date established by the Committee as the date before which an Employee must submit a valid Election Form to the Committee. The applicable Election Dates can be no later than the following: (a) 30 days after adoption of the Plan for Employees who are eligible to participate at the time the Plan is adopted, (b) 30 days after a newly eligible Employee is notified of the right to participate in the Plan, or (c) December 15 prior to any following Plan Year if (a) or (b) above do not apply.

        2.13 ELECTION FORM. "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

        2.14 EMPLOYEE. "Employee" shall mean a person employed by the Company who is a member of a select group of management or highly compensated Employees as determined by the Committee.

        2.15 PARTICIPANT. "Participant" shall mean an Employee who has Deferred Compensation pursuant to the terms of this Plan, and whose Deferral Account Balance has not yet been fully distributed.

        2.16 PLAN. "Plan" shall mean the Condor Systems, Inc. Deferred Compensation Plan for Management as described in this instrument and as amended from time to time.

        2.17 PLAN YEAR. "Plan Year" shall the period commencing November 13, 2000 and ending December 31, 2000, and each calendar year thereafter.

        2.18 SALARY. "Salary" shall mean a Participant's base compensation for the Plan Year excluding bonuses and other extraordinary forms of compensation but including amounts deferred from base compensation pursuant to this Plan and otherwise.

        2.19 TERMINATION OF EMPLOYMENT. "Termination of Employment" or similar expression shall mean the termination of the Participant's employment as a Employee of the Company and any division, subsidiary or affiliate thereof. A Disabled Participant shall be deemed to have terminated employment for purposes of this Plan.

        2.20 UNFORESEEABLE FINANCIAL EMERGENCY. "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii)


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a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

        2.21 VALUATION DATE. "Valuation Date" shall mean the last day of each calendar quarter.

        2.22 GENDER AND NUMBER. Wherever the context so requires, masculine pronouns include the feminine and singular words shall include the plural.

        2.23 TITLES. Titles of the Articles of this Plan are included for ease of reference only and are not to be used for the purpose of construing any portion or provision of this Plan document.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

        3.01 ELIGIBILITY. Eligibility for participation in this Plan shall be determined by the Committee, in its sole discretion, but all Participants must be a member of a select group of management or highly compensated Employees of the Company.

        3.02 PARTICIPATION. An Employee, after having been selected for participation by the Committee, shall, as a condition to participation, complete and return to the Committee a duly executed Election Form no later than the applicable Election Date. A Deferral Account will be established for each Participant at the time an Election Form is received by the Committee.

                                   ARTICLE IV

                      PARTICIPANT DEFERRALS OF COMPENSATION

        4.01 DEFERRED COMPENSATION. Each Participant in the Plan may have up to 100% of his or her Salary and up to 100% of his or her annual bonus, less any amount due for taxes and subject to such offsets as the Committee may deem necessary, deferred in accordance with the terms and conditions of this Plan. Each Participant shall elect such Annual Deferral Amount by completing, signing and returning to the Committee an Election Form by the applicable Election Date. The amounts deferred, which are the Participant's Deferred Compensation, shall be added to the Participant's Deferral Account.

        4.02 DURATION OF ELECTION FORM. A Participant's Election Form shall remain in effect until modified or terminated as provided in Section 4.03. Future deferrals will be terminated automatically for any Participant who is deemed (by the Committee) to no longer be eligible for participation in the Plan.

        4.03 ELECTION TO MODIFY OR TERMINATE FUTURE CONTRIBUTIONS. A Participant who desires to modify or terminate the amount of future Compensation being deferred under the Plan must notify the Committee in writing on an Election Form provided by the Committee. Elections to decrease or terminate deferrals of future Compensation shall become effective as


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soon as administratively possible. Elections to increase deferrals of future
Compensation shall become effective on January 1 of the next Plan Year.

        4.04 VESTING. A Participant shall be fully vested at all times in his or her Deferral Account Balance.

                                    ARTICLE V

                       DEFERRAL ACCOUNT AND CREDITING RATE

        5.01 DEFERRAL ACCOUNT. A Participant's Deferred Compensation under
Section 4.01 herein shall be credited on each valuation date to a Deferral Account maintained for each Participant. Distributions pursuant to Articles VI and VII shall be debited against the Participant's Deferral Account.

        5.02 INTEREST. Prior to any distribution of a Participant's Deferral Account Balance under Article VI herein, the Company shall credit the Deferral Account with interest on each Valuation Date at the Crediting Rate.

        5.03 INTEREST CREDITS. Interest credits to the Deferral Account Balance in accordance with this Article V shall continue until the Deferral Account Balance is paid in full to the Participant or the Participant's Beneficiary.

                                   ARTICLE VI

                                  DISTRIBUTION

        6.01 DISTRIBUTION OF DEFERRAL ACCOUNT BALANCE. Distribution of the value of a Participant's Deferral Account Balance shall be in a lump sum or in annual installments as specified on the Participant's Election Form. If the timing of distribution or a payment form is not specified on an Election Form, a Participant's Deferral Account Balance shall be distributed as a lump sum on the earlier of (i) the Participant's termination of employment with Condor Systems, Inc., or (ii) the incurrence and continuation for at least two (2) consecutive days of an event of default under that certain Credit Agreement dated April 15, 1999 among Condor Systems, Inc. and the Banks named therein, with Bank of America NTSA as administrative agent. The selection of a lump sum or installment payments must be made on a Participant's, initial Election Form and cannot be changed for future contributions and earnings thereon.

        6.02 FORM OF DISTRIBUTION. All distributions of a Participant's Deferral Account shall be made in cash only.

        6.03 TIMING OF DISTRIBUTION. Distributions shall commence, or be paid in a lump sum if so elected, as soon as administratively feasible after the date shown on the Participant's Election Form. The timing of distributions elected by the Participant on the Election Form shall be irrevocable as to all Deferred Compensation under the Plan.

        6.04 DEATH PRIOR TO COMMENCEMENT OF BENEFIT PAYMENTS. In the event of a Participant's death prior to the commencement of benefit payments hereunder, an amount equal


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to the Participant's Deferral Account Balance shall be paid to the Participant's
Beneficiary in a lump sum within 90 days after the Participant's death.

        6.05 DEATH OF A PARTICIPANT SUBSEQUENT TO COMMENCEMENT OF BENEFIT PAYMENTS. In the event of the death of a Participant subsequent to commencement of benefit payments hereunder but prior to completion of such payments, the installments shall continue and shall be paid to the designated Beneficiary as if the Participant had survived. The Company shall reserve the right to commute and pay the benefits in a lump sum.

                                   ARTICLE VII

                        UNFORESEEABLE FINANCIAL EMERGENCY

        7.01 UNFORESEEABLE FINANCIAL EMERGENCY. At the request of a Participant in the event of an Unforeseeable Financial Emergency or at the request of any of the Participant's Beneficiaries after the Participant's death, the Committee may, in its sole discretion, accelerate and pay all or part of the value of a Participant's Deferral Account Balance. An accelerated distribution hereunder for an Unforeseeable Financial Emergency must be limited to only that amount necessary to relieve the Unforeseeable Financial Emergency.

                                  ARTICLE VIII

                                   BENEFICIARY

        8.01 BENEFICIARY DESIGNATION. A Participant shall designate a Beneficiary to receive benefits under the Plan on the Election Form provided by the Committee. If more than one Beneficiary is named, the share and/or precedence of each Beneficiary shall be indicated. A Participant shall have the right to change the Beneficiary by submitting to the Committee a new Election Form.

        8.02 PROPER BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments hereunder, the Committee shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made by the Committee, in good faith and in accordance with this Plan, shall fully discharge the Company from all further obligations with respect to that payment.

        8.03 MINOR OR INCOMPETENT BENEFICIARY. In making any payments to or for the benefit of any minor or an incompetent Beneficiary, the Committee, in its sole and absolute discretion, may make a distribution to a legal or natural guardian or other relative of a minor or court appointed committee of such incompetent. Alternatively, it may make a payment to any adult with whom the minor or incompetent temporarily or permanently resides. The receipt by a guardian, committee, relative or other person shall be a complete discharge to the Company. Neither the Company nor the Committee shall have any responsibility to see to the proper application of any payments so made.

        8.04 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Section 8.01 above, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated


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Beneficiary shall be deemed to be his or her surviving spouse. If the
Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN

        9.01 MAJORITY VOTE. All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

        9.02 FINALITY OF DETERMINATION. Subject to the Plan, the Committee shall, from time to time, establish rules, forms and procedures for the administration of the Plan. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder or in connection with the administration of the Plan, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The decisions, actions and records of the Committee shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan, and cannot be overruled by a court of law unless arbitrary or capricious.

        9.03 CERTIFICATES AND REPORTS. The members of the Committee and the officers and directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Company.

        9.04 INDEMNIFICATION AND EXCULPATION. The Company shall indemnify and hold harmless each current and former member of the Committee and each current and former member of the Board against any and all expenses and liabilities (to the extent not indemnified under any liability insurance contract or other indemnification agreement) which the person incurs on account of any act or failure to act in connection with the good faith administration of the Plan. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member of the Committee may be entitled as a matter of law, but shall be conditioned upon the person's notifying the Company of the claim of liability within 60 days of the notice of that claim and offering the Company the right to participate in and control the settlement and defense of the claim.

        9.05 EXPENSES. The expenses of administering the Plan shall be borne by the Company.

        9.06 FICA AND OTHER TAXES. For each Plan Year in which an Annual Deferral Amount is being withheld, the Company shall ratably withhold from that portion of the


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Participant's Compensation that is not being deferred, the Participant's share of FICA and other employment taxes.

                                    ARTICLE X

                                CLAIMS PROCEDURE

        10.01 WRITTEN CLAIM. Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated recipient or any other person claiming through the Participant shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Committee. Such claim shall be reviewed by the Committee or a delegate.

        10.02 DENIED CLAIM. If the claim is denied, in full or in part, the Committee shall provide a written notice within ninety (90) days setting forth the specific reasons for denial, and any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary, and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

        10.03 REVIEW PROCEDURE. If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Committee in writing within sixty (60) days after receipt of the written notice of denial. In requesting a review, the Participant or Beneficiary may request a review of pertinent documents with regard to the benefits created under this agreement, may submit any written issues and comments, may request an extension of time for such written submission of issues and comments, and may request that a hearing be held, but the decision to hold a hearing shall be within the sole discretion of the Committee.

        10.04 COMMITTEE REVIEW. The decision on the review of the denied claim shall be rendered by a Committee within sixty (60) days after the receipt of the request for review (if no hearing is held) or within sixty (60) days after the hearing if one is held. The decision shall be written and shall state the specific reasons for the decision including reference to specific provisions of this Plan on which the decision is based.

                                   ARTICLE XI

                         NATURE OF COMPANY'S OBLIGATION

        11.01 COMPANY'S OBLIGATION. The Company's obligations under this Plan shall be an unfunded and unsecured promise to pay. The Company shall not be obligated under any circumstances to fund its financial obligations under this Plan.

        11.02 CREDITOR STATUS. Any assets which the Company may acquire or set aside to help cover its financial liabilities are and must remain general assets of the Company subject to the claims of its creditors. Neither the Company nor this Plan gives a Participant or Beneficiary any beneficial ownership interest in any asset of the Company. All rights of ownership in any such assets are and remain in the Company. All Plan Participants and Beneficiaries shall be unsecured general creditors of the Company.


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

                                   ARTICLE XII

                                  MISCELLANEOUS

        12.01 WRITTEN NOTICE. Any notice which shall be or may be given under the Plan shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Committee at Condor Systems, Inc. If notice is to be given to the Participant, such notice shall be sent to the Participant's last known address.

        12.02 CHANGE OF ADDRESS. Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

        12.03 MERGER, CONSOLIDATION OR ACQUISITION. The Plan shall be binding upon the Company, its assigns, and any successor to the Company which shall succeed to substantially all of its assets and business through merger, acquisition or consolidation, and upon a Participant, a Beneficiary, assigns, heirs, executors and administrators.

        12.04 AMENDMENT AND TERMINATION. The Company, by action of the Board, retains the sole and unilateral right to terminate, amend, modify, or supplement this Plan, in whole or part, at any time. However, no Company action under this right shall reduce the Deferral Account of any Participant or Beneficiary not yet in payment status or reduce benefits that are in payment status.

        12.05 EMPLOYMENT. This Plan does not provide a contract of employment between the Company and the Participant, and the Company reserves the right to terminate the Participant's employment for any reason, at any time, notwithstanding the existence of this Plan.

        12.06 NON-TRANSFERABILITY. Except insofar as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Plan shall be valid or recognized by the Company. Neither the Participant, spouse, or designated Beneficiary shall have any power to hypothecate, mortgage, commute, modify, or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony maintenance, owed by the Participant or Beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

        12.07 LEGAL FEES. All reasonable legal fees incurred by any Participant (or former Participant) to successfully enforce valid rights under this Plan shall be paid by the Company in addition to sums due under this Plan.

        12.08 TAX WITHHOLDING. The Company may withhold from a payment any federal, state, or local taxes required by law to be withheld with respect to such payment and such sum as the Company may reasonably estimate as necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

        12.09 ACCELERATION OF PAYMENT. The Company reserves the right to accelerate the payment of any benefits payable under this Plan at any time without the consent of the


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Participant, the Participant's estate, a Beneficiary or any other person claiming through the Participant.

        12.10 APPLICABLE LAW. This Plan shall be governed by the laws of the State of California.

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on this _______ day of _________________, 20__, effective as of the 13th day of November, 2000.



CONDOR SYSTEMS, INC.


BY
   -----------------------------------------------
   Chief Financial Officer and Secretary




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